UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 18, 2005

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-30523	58-2466370

(Commission File Number)	(IRS Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina	29302

(Address of principal executive offices)	(Zip Code)

(864) 948-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          FINANCIAL INFORMATION

          On January 18, 2005, First National Bancshares, Inc., the bank holding company for First National Bank of Spartanburg, issued a press release announcing the company’s earnings for the fourth quarter and the year ending December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

               (c)          Exhibits.

               The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated January 18, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ JERRY L. CALVERT

Name:	Jerry L. Calvert
Title:	President and Chief Executive Officer

Dated: January 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 18, 2005.